SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549

                        __________________

                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934


 Date of Report(Date of Earliest Event Reported):  October 9, 1997


                NOVA NATURAL RESOURCES CORPORATION
      (Exact name of registrant as specified in its charter)


Colorado                        0-15078        84-1227328
(State or other jurisdiction    (Commission    (I.R.S. Employer
of incorporation)               File No.)      Identification No.)


789 Sherman St.,Suite 550,Denver,Colorado            80203
(Address of principal executive offices)             (Zip Code)


                          (303)863-1997
        (Registrant's telephone number, including area code)
ITEM 4. Change in Accountants

     On October 9, 1997, the Registrant signed a letter of engagement to audit the Company's financial statements to be included in its Form 10-KSB as of September 30, 1997, and for the year then ended, with

                Hein + Associates LLP
                717 17th Street, Suite 1600
                Denver, Colorado 80202-3330

     This engagement was ratified by the Board of Directors in a Consent to Action Without a Meeting of the Directors of Nova
Natural Resources Corporation dated December 24, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA NATURAL RESOURCES CORPORATION
(Registrant)





BY: /s/Brian B. Spillane
    ________________________________
    Brian B. Spillane, President




BY: /s/ James R. Schaff
    ________________________________
    James R. Schaff, Secretary-Treasurer